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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
       Date of Report (date of earliest event reported): November 16, 2005

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                          ALTIGEN COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

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          Delaware                   000-27427                 94-3204299
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)          Identification Number)

                     4555 Cushing Parkway, Fremont, CA 94538
          (Address of principal executive offices, including zip code)

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                                 (510) 252-9712
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02    Results of Operations and Financial Condition

On November 16, 2005, AltiGen Communications, Inc. issued a press release announcing its financial results for the fiscal year ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this current report.

The information in this current report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(c)   Exhibits

99.1 Press release of AltiGen Communications, Inc. dated November 16, 2005, furnished in accordance with Item 2.02 of this current report on Form 8-K.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereinto duly authorized.

                                                 ALTIGEN COMMUNICATIONS, INC.

Date: November 16, 2005                          By:    /s/ Philip M. McDermott
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                                                 Name:  Philip M. McDermott
                                                 Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit
Number                                   Exhibit
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99.1     Press release of AltiGen Communications, Inc. dated November 16, 2005, furnished in accordance with Item 2.02 of this current report on Form 8-K.